UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 2, 2001



                           FARM FAMILY HOLDINGS, INC.
      A Delaware Corporation Commission File No. 1-11941 IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000

Item 5.  Other Events

On March 28, 2001, American National Insurance Company and Farm Family Holdings, Inc. issued a press release announcing the automatic extension of the termination date of their merger agreement.

Item 7.  Financial Statements and Exhibits

The following exhibits are filed as part of this report:

Exhibit Index

Exhibit 99 - Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FARM FAMILY HOLDINGS, INC.
                                  (Registrant)




         April 2, 2001              /s/ Philip P. Weber
- --------------------------------   ---------------------------------------------
            (Date)                      Philip P. Weber
                                        President and CEO

                                        News Release

                             Contacts:
                                        Ronald J. Welch
                                        Executive Vice President & Chief Actuary
                                        American National Insurance Company
                                        (409) 766-6494

                                        Timothy A. Walsh
                                        Executive Vice President,
                                        Chief Financial Officer & Treasurer
                                        Farm Family Holdings, Inc.
                                        (518) 431-5410


Glenmont, New York - March 28, 2001 - American National Insurance Company (NASDAQ: ANAT) ("American National") and Farm Family Holdings, Inc. (NYSE: FFH) ("Farm Family") today announced that the termination date of their merger agreement has been extended automatically for up to an additional 90 days from March 31, 2001 in order to allow American National further time to obtain the approval of the New York State Insurance Department (the "NYID") for the merger. The automatic extension was in accordance with the terms of the merger agreement, which was entered into by the parties on October 31, 2000. The merger has received all other necessary approvals, including those of the Texas Department of Insurance and the stockholders of Farm Family. American National expects to receive the NYID's approval by the end of the first week of April. The companies expect to close the merger promptly after the receipt of the NYID's approval.

Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995:
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on managements' current knowledge, expectations, estimates, beliefs and assumptions. The forward-looking statements in this press release include, but are not limited to, statements of the plans and objectives of each of American National and Farm Family or their managements', statements of future economic performance and assumptions underlying statements regarding American National and Farm Family or their businesses. Readers are hereby cautioned that certain events or circumstances could cause actual results to differ materially from those estimated, projected, or predicted. The forward-looking statements in this press release are not guarantees of future performance and are subject to a number of important risks and uncertainties, many of which are outside American National's and Farm Family's control, that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the satisfaction of the closing conditions set forth in the merger agreement (which conditions include, but are not limited to, the approval of the New York State Insurance Department), the risk of a significant delay in the expected completion of, or failure to close, the merger, and other risks listed from time to time in Farm Family's Securities and Exchange Commission filings, including Forms 10-Q filed for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 and Form 10-K for the fiscal year ended December 31, 2000 to be filed on or about April 2, 2001.